Cash and Bank Balances	12 Months Ended
Dec. 31, 2024
Cash and Bank Balances [Abstract]
CASH AND BANK BALANCES
16.	CASH AND BANK BALANCES

(a)	Cash and cash equivalents

Cash and cash equivalents include demand deposits at banks, earn interest at floating rates based on daily bank deposit rates for all periods. The bank balances are deposited with creditworthy banks with no recent history of default. The Group maintains most of its bank balances in Hong Kong dollars and US$. As Hong Kong dollars is currently pegged to US$, no significant foreign currency risk is considered.

(b)	Restricted cash

As of December 31, 2023, restricted deposits held at banks amounted to US$135, which would be used to settle certain payables to vendors.